UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CALAMOS ADVISORS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

2020 Calamos Court

Naperville, Illinois 60563-2787

1-800-582-6959

June 3, 2015

Dear Shareholder:

You are cordially invited to attend a joint special meeting of shareholders of each of the trusts named above (each, a “Trust”), on behalf of each fund and portfolio organized as a series of the Trusts (each a “Fund” and collectively, the “Funds”) which will be held on Thursday, July 16, 2015, at 4:00 p.m., central time, in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, each Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois.

The meeting has been called by the Board of Trustees of each Trust to elect the trustees of each Trust, as more fully discussed in the proxy statement.

Enclosed with this letter are the formal notice of the meeting, answers to questions you may have about the proposal, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares or need directions to the meeting of shareholders, please call 1-800-582-6959.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

John P. Calamos, Sr.

Trustee and President

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

Answers to Some Important Questions

Q.  What am I being asked to vote “For” on this proxy?

A.  You are asked to vote for the election of trustees to the board of each Trust for which you are an eligible shareholder.

Q.  How does the board of trustees suggest that I vote?

A.  The trustees of each Trust unanimously recommend that you vote “For” the nominees on the enclosed proxy card(s).

Q.  How can I vote?

A.  Details about voting can be found in the proxy statement under the heading “More Information about the Meeting — How to Vote.”

You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope.

You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

This information summarizes information that is included

in more detail in the proxy statement. We urge you to read

the proxy statement carefully.

If you have questions, call 1-800-582-6959.

CALAMOS® ADVISORS TRUST

CALAMOS® INVESTMENT TRUST

2020 Calamos Court

Naperville, Illinois 60563-2787

1-800-582-6959

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

July 16, 2015

A joint special meeting of shareholders of each trust named above (each, a “Trust”), on behalf of each fund and portfolio organized as a series of the Trusts (each, a “Fund,” and collectively, the “Funds”) has been called to be held in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, each Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois, at 4:00 p.m., central time, on Thursday, July 16, 2015 for the following purpose:

To elect trustees to the board of trustees of each Trust; and to consider and act upon any other matters that may properly come before the meeting and at any adjournment thereof.

The election of a nominee to the Board of Trustees of a Trust requires the affirmative vote of a plurality of the votes cast at the Meeting of that Trust’s shareholders.

Shareholders of record as of the close of business on May 26, 2015 are entitled to notice of, and to vote at, the meeting (or any adjournment of the meeting).

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on July 16, 2015: This Notice and the Proxy Statement are available on the Internet at www.Calamos.com/fundproxy.

By Order of the Board of Trustees of each Trust,

/s/    J. Christopher Jackson

J. Christopher Jackson

Secretary

June 3, 2015

Naperville, Illinois

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY

CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT

THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU

ATTEND THE MEETING.

CALAMOS® ADVISORS TRUST (“ADVISORS TRUST”)

CALAMOS® INVESTMENT TRUST (“INVESTMENT TRUST”)

2020 Calamos Court

Naperville, Illinois 60563-2787

1-800-582-6959

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders

July 16, 2015

This joint proxy statement is being sent to you by the board of trustees of each trust named above (each, a “Trust”), on behalf of each fund and portfolio organized as a series of the Trusts (each a “Fund” and collectively, the “Funds”). The board of each Trust is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Fund to be voted at the joint meeting of shareholders called to be held on July 16, 2015. Shareholders of record at the close of business on May 26, 2015 (the “record date”) are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about June 3, 2015. Each Trust’s board has determined that the use of this joint proxy statement for each special meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received your Fund’s annual report to shareholders for the fiscal year ended October 31, 2014 (for Investment Trust) or December 31, 2014 (for Advisors Trust). If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

CALAMOS ADVISORS LLC, each Fund’s investment adviser, is referred to as “Calamos Advisors.” Calamos Advisors is an indirect subsidiary of CALAMOS ASSET MANAGEMENT, INC. (“CAM”), a publicly traded corporation whose voting shares are majority-owned by John P. Calamos, Sr. and the Calamos family. As of March 31, 2015, Calamos Advisors managed approximately $24.5 billion in assets of individuals and institutions. The Funds and Calamos Advisors may be contacted at the same address noted above.

ELECTION OF TRUSTEES

Seven trustees are to be elected to the board of each Trust. The nominees for the board of each Trust are Virginia G. Breen, John P. Calamos, Sr., Theresa A. Hamacher, John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Each nominee, except for Virginia G. Breen and Theresa A. Hamacher, is currently a trustee of each Trust. Weston W. Marsh, who currently serves as a trustee of each Trust, intends to resign following the special shareholder meeting.

Unless otherwise directed, the persons named on the accompanying proxy card(s) intend to vote at the meeting FOR the election of each nominee as described above. Currently, there are six trustees. In accordance with each Trust’s Agreement and Declaration of Trust, each elected nominee will serve as a trustee until the Trust terminates; until such nominee’s death, resignation, retirement or removal; or until his or her successor is duly elected. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the board of trustees.

The following tables set forth the trustees’ and nominees’ position(s) with each Trust, age, principal occupation during the past five years, other directorships, and the year in which they first became trustees of the respective Trusts.

Nominee for election at the meeting who is an interested person of each Trust:

Name, Age at March 31, 2015 and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
John P. Calamos, Sr., 74**	Trustee and President (since 1988)	27	Chairman, CEO, and Global Co-Chief Investment Officer, CAM, Calamos Investments LLC (“CILLC”), Calamos Advisors, and Calamos Wealth Management LLC (“CWM”); Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013)

*	The address of each of the trustees is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**	Mr. Calamos is a trustee who is an “interested person” of the Trusts as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because he is an officer of each Trust and is an affiliated person of Calamos Advisors and CFS.

Nominees for election at the meeting who are not interested persons of each Trust:

Name, Age at March 31, 2015 and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Virginia G. Breen, 50*	Nominee	27 (if elected)	Director, Bank of America/US Trust Company (since 2002); Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)**; Partner, Chelsea Partners (since 2011) (advisory services); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)
Theresa A. Hamacher, 55*	Nominee	27 (if elected)	President, NICSA, Inc. (non-profit association for investment management industry participants)
John E. Neal, 65*	Trustee (since 2001)	27	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)
William R. Rybak, 64*	Trustee (since 2002)	27	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC and JNL Strategic Income Fund LLC***; Trustee, Lewis University (since October 2012)

Name, Age at March 31, 2015 and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Stephen B. Timbers, 70*	Trustee (since 2004); Lead Independent Trustee (since 2005)	27	Private investor
David D. Tripple, 71*	Trustee (since 2006)	27	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)****

*	The address of each of the trustees and nominees is 2020 Calamos Court, Naperville, Illinois 60563-2787.

**	Overseeing eight portfolios in fund complex.

***	Overseeing 117 portfolios in fund complex.

****	Overseeing three portfolios in fund complex.

Continuing trustee who is not an interested person of each Trust:

Name, Age at March 31, 2015 and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Weston W. Marsh, 64	Trustee (since 2002)	27	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

*	The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Officers.    John P. Calamos, Sr. is president of each Trust. The earlier table gives more information about Mr. Calamos. The following table sets forth each other officer’s name and age as of March 31, 2015, position with each Trust, principal occupation during the past five years, and the date on which he first became an officer of each Trust. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

Name, Age at March 31, 2015 and Address*	Position(s) Held with each Trust and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years
Gary D. Black, 54	Vice President (since 2012)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012)
Nimish S. Bhatt, 51	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, and CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)
Robert F. Behan, 50	Vice President (since 2013)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto, Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013); prior thereto, Head of Strategic Partners Team (2010-2010); prior thereto, National Accounts/Retirement Services (2009-2010)
Curtis Holloway, 47	Treasurer (since 2010), prior thereto, Assistant Treasurer (2007-2010)	Vice President, Fund Administration (since 2013), Calamos Advisors; Treasurer (of Calamos Funds since 2010); prior thereto, Assistant Treasurer (2007-2010)
J. Christopher Jackson, 63	Vice President and Secretary (since 2010)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors; CFS and CWM (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (2013-2014); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche

Bank AG (2006-2010)

Mark J. Mickey, 63	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

*	The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Committees of the Boards of Trustees.    Each Trust’s board of trustees currently has five standing committees:

Executive Committee.    Messrs. Calamos and Timbers are members of the executive committee of each board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John P. Calamos, Sr. is an interested trustee of each Trust.

Dividend Committee.    Mr. Calamos serves as the sole member of the dividend committee of each board. Each dividend committee is authorized, subject to board review, to declare distributions on the respective Trust’s shares in accordance with the Trust’s distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee.    Messrs. Marsh, Neal (Chair), Rybak, Timbers and Tripple serve on the audit committee of each board. The audit committees operate under a written charter adopted and approved by each board. The audit committees select independent auditors, approve services to be rendered by the auditors, monitor the auditors’ performance, review the results of each Trust’s audit, determine whether to recommend to the board that the Trust’s audited financial statements be included in the Trust’s annual report and respond to other matters deemed appropriate by the boards. Messrs. Neal, Rybak, Timbers and Tripple have been determined by the board to be audit committee financial experts for each Trust.

Governance Committee.    Messrs. Marsh, Neal, Rybak (Chair), Timbers and Tripple serve on the governance committee of each board. The governance committees oversee the independence and effective functioning of the boards of trustees and endeavor to be informed about good practices for investment company boards. The committees also make recommendations to their respective boards regarding compensation of independent trustees.

The governance committees also function as nominating committees by making recommendations to the boards of trustees regarding candidates for election as non-interested trustees. The governance committees look to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Any such firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committees with respect to the market for available candidates. In making trustee recommendations, the governance committees consider a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the Trusts’ trustees and officers, and references are checked prior to initial nomination. The governance committees will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committees for their consideration. Procedures for nominating a candidate are set forth in Appendix A to this proxy statement.

Valuation Committee.    Messrs. Marsh, Neal, Rybak, Timbers and Tripple (Chair), serve on the valuation committee of each board. The valuation committees operate under a written charter approved by each board. The valuation committees oversee valuation matters of each Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, review the Trusts’ valuation procedures and their application by the pricing committee, review pricing errors and procedures for calculation of net asset value of each Fund and respond to other matters deemed appropriate by each board.

In addition to the above committees, each Trust’s board of trustees has appointed and oversees a pricing committee comprised of officers of the Trust and employees of Calamos Advisors.

The following table shows the number of meetings the board and standing committees of each Trust held during its most recent fiscal year:

	Advisors Trust (fiscal year ended 12/31/2014)	Investment Trust (fiscal year ended 10/31/2014)

Board of Trustees	6	6

Executive Committee	0	0

Audit Committee	4	4

Governance Committee	2	2

Dividend Committee*	12	12

Valuation Committee	4	4

*	Although each Trust’s Dividend Committee held no meetings, it acted by written consent on twelve occasions during each Trust’s respective fiscal year.

All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees of each Trust held during each Trust’s most recent fiscal year.

Leadership Structure and Qualifications of the Board of Trustees. Each Trust’s board of trustees is responsible for oversight of their respective Funds. Each Trust has engaged Calamos Advisors to manage its respective

Fund(s) on a day-to-day basis. Each board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of their respective Funds. Each board of trustees is currently composed of six members, five of whom are non-interested trustees. If the nominees are elected at the special meeting of shareholders, each board of trustees will be composed of seven members, six of whom will be non-interested trustees. Each board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, each board of trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, each board of trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time-to-time, to assist each board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to each Trust.

The chairman of each board of trustees is an “interested person” of each Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Trusts. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among each Trust’s non-interested trustees. The trustees believe that each board of trustees’ leadership structure is appropriate given the characteristics and circumstances of each Trust. The trustees also believe that this structure facilitates the exercise of each board of trustees’ independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

Each board of trustees, including the independent trustees, has unanimously concluded that, based on each trustee’s and each nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees and nominees, each continuing trustee should serve, and each nominee should be nominated to serve, as a member of each Board. In making this determination, the board of trustees has taken into account the actual service of the current trustees during their tenure in concluding that each should continue to serve or be nominated to serve. The board of trustees also has considered each trustee’s and each nominee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee and nominee that led each board of trustees to conclude that he or she should serve as a trustee.

Each of Messrs. Calamos, Marsh, Neal, Rybak and Tripple has served for multiple years as a trustee of each Trust. In addition, each of Mses. Breen and Hamacher and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has more than 25 years of experience in the financial services industry. Mr. Marsh has over 30 years of experience as a practicing attorney, counseling corporations and litigating commercial disputes. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Marsh, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and each of Messrs. Marsh and Tripple has earned a Juris Doctor degree.

Risk Oversight.    The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Trusts, each board of trustees oversees risk through various regular board and committee activities. Each board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, each Trust’s Compliance Officer, each Trust’s independent registered public accounting firm, independent outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Funds resides with Calamos Advisors and other service providers to the Funds. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

Trustee Compensation.    Each Trust does not compensate any of the trustees who are affiliated persons of Calamos Advisors.

The compensation paid to the non-interested trustees of each Trust in the Fund Complex* for their services as such consists of an annual retainer fee in the amount of $86,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee also receives a meeting attendance fee of $7,000 for any regular board meeting attended in person, $3,500 for any regular board meeting attended by telephone or any special board meeting attended in person or by phone, $3,000 for any committee meeting attended in person or by telephone, and $1,500 per ad-hoc committee meeting to the ad-hoc committee chair. If Ms. Breen and

Ms. Hamacher are elected to the boards of trustees of the Trusts, they will receive the same compensation as the other non-interested trustees. The following table sets forth information with respect to the compensation paid by Investment Trust and the Fund Complex during the fiscal year ended October 31, 2014 to each of the trustees then serving.

Name	Investment Trust	Fund Complex*

John P. Calamos, Sr.	$0	$0

Weston W. Marsh†	$103,097	$144,500

John E. Neal†	$117,375	$164,500

William R. Rybak	$110,236	$154,500

Stephen B. Timbers	$131,654	$184,500

David D. Tripple	$98,795	$138,500

*	The Fund Complex includes Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos ETF Trust and the Trusts.

†	Includes fees deferred during the year pursuant to the deferred compensation plan described below.

The following table sets forth information with respect to the compensation paid by Advisors Trust and the Fund Complex during the fiscal year ended December 31, 2014 to each of the trustees then serving.

Name	Advisors Trust	Fund Complex*

John P. Calamos, Sr.	$0	$0

Weston W. Marsh†	$1,741	$150,000

John E. Neal†	$1,973	$170,000

William R. Rybak	$1,857	$160,000

Stephen B. Timbers	$2,125	$183,000

David D. Tripple	$1,668	$144,000

*	The Fund Complex includes Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos ETF Trust and the Trusts.

†	Includes fees deferred during the year pursuant to the deferred compensation plan described below.

Each trust in the Fund Complex has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (“participating trustees”) may defer receipt of all or a portion of his compensation from each trust in the Fund Complex in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to the trustee’s deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. Each Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan. As of October 31, 2014, the values of the deferred compensation accounts of each of Messrs. Marsh and Neal were $1,967,922 and $1,497,970, respectively. As of December 31, 2014, the values of the deferred compensation accounts of each of Messrs. Marsh and Neal were $2,036,136 and $1,535,473, respectively.

Certain Relationships and Related Transactions.    Each Trust has entered into an investment management agreement with Calamos Advisors. According to the terms of that agreement, Calamos Advisors provides portfolio management services to each Fund in consideration for fees based on the Fund’s daily average net assets.

Required Vote.    The election of a nominee to the board of trustees of a Trust requires the affirmative vote of a plurality of the votes cast at the meeting of that Trust’s shareholders.

Board Recommendation

Each Trust’s board of trustees unanimously recommends that shareholders of each Fund vote “For” the nominees.

OTHER MATTERS

Each Trust’s board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action at the meeting, and the respective Trust did not have notice of the matter at least 45 days prior to the date on which proxy materials were first sent to shareholders, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion.

Holders of each class of shares of each Fund that is a series of each respective Trust will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not currently expected that any other matter will be raised at the meeting.

MORE INFORMATION ABOUT THE MEETING

Shareholders.    At the record date, each Fund had the following numbers of shares issued and outstanding:

Fund	Class	Shares Outstanding

Calamos Convertible Fund	A	25,298,080.828
	B	329,251.781
	C	16,826,097.997
	I	30,263,806.477
	R	161,771.516

Calamos Discovery Growth Fund	A	2,239,887.960
	B	133,495.960
	C	200,549.533
	I	788,904.045
	R	141,605.506

Calamos Dividend Growth Fund	A	2,323,037.814
	C	62,661.794
	I	665,872.961
	R	10,443.568

Calamos Emerging Market Equity Fund	A	566,351.727
	C	31,922.005
	I	974,346.281
	R	10,016.891

Fund	Class	Shares Outstanding

Calamos Evolving World Growth Fund	A	10,754,449.282
	B	43,550.204
	C	3,244,113.973
	I	30,023,634.019
	R	139,639.291

Calamos Focus Growth Fund	A	1,057,160.269
	B	24,875.636
	C	890,075.239
	I	1,747,797.303
	R	13,383.239

Calamos Global Convertible Fund	A	846,279.119
	C	39,106.105
	I	1,615,973.792
	R	10,000.000

Calamos Global Equity Fund	A	5,617,695.498
	B	53,882.133
	C	1,903,570.641
	I	7,332,938.154
	R	586,755.650

Calamos Global Growth and Income Fund	A	13,963,865.607
	B	346,524.751
	C	16,289,129.738
	I	17,211,189.532
	R	181,350.683

Calamos Growth Fund	A	36,462,157.714
	B	636,732.722
	C	25,500,596.259
	I	13,147,407.487
	R	237,816.191

Calamos Growth and Income Fund	A	37,014,199.984
	B	334,826.924
	C	29,102,401.261
	I	19,613,842.911
	R	520,675.954

Fund	Class	Shares Outstanding

Calamos Hedged Equity Income Fund	A	555,422.591
	C	10,000.000
	I	536,824.234
	R	10,000.000

Calamos High Income Fund	A	10,020,905.605
	B	123,378.668
	C	2,601,651.906
	I	2,366,686.456
	R	17,400.067

Calamos International Growth Fund	A	12,923,912.582
	B	90,300.983
	C	3,102,121.716
	I	20,686,346.735
	R	736,963.514

Calamos Long/Short Fund	A	3,277,252.886
	C	571,946.583
	I	5,368,841.761
	R	10,198.570

Calamos Market Neutral Income Fund	A	87,905,377.257
	B	211,325.904
	C	254,419,387.124
	I	187,022,518.479
	R	626,100.722

Calamos Mid Cap Growth Fund	A	2,510,437.545
	C	64,323.054
	I	698,321.268
	R	10,000.745

Calamos Opportunistic Value Fund	A	3,200,703.581
	B	19,948.431
	C	551,629.856
	I	1,477,913.218
	R	11,049.175

Fund	Class	Shares Outstanding

Calamos Total Return Bond Fund	A	4,263,870.847
	B	125,399.515
	C	1,583,644.761
	I	1,232,970.737
	R	23,574.703

Calamos Growth and Income Portfolio		1,875,186.817

At March 31, 2015, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) shares of the Funds and of all Funds in the Fund Complex having values within the indicated dollar ranges. Ms. Breen and Ms. Hamacher, who are not currently trustees of the Trusts, did not beneficially own shares of any Fund as of March 31, 2015.

Trustee	Calamos Convertible Fund	Calamos Discovery Growth Fund	Calamos Dividend Growth Fund	Calamos Emerging Market Equity Fund	Calamos Evolving World Growth Fund

John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Weston W. Marsh	Over $100,000	None	None	None	None

John E. Neal	None	Over $100,000	None	None	None

William R. Rybak	$10,001-$50,000	None	None	None	None

Stephen B. Timbers	Over $100,000	None	None	None	None

David D. Tripple	$1-10,000	$1-10,000	$1-10,000	$1-10,000	$1-10,000

Trustee	Calamos Focus Growth Fund	Calamos Global Convertible Fund	Calamos Global Equity Fund	Calamos Global Growth and Income Fund	Calamos Growth Fund

John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Weston W. Marsh	Over $100,000	None	None	None	None

John E. Neal	None	None	Over $100,000	None	Over $100,000

William R. Rybak	$10,001-$50,000	None	None	$10,001-$50,000	$10,001-$50,000

Stephen B. Timbers	None	None	None	None	Over $100,000

David D. Tripple	$1-10,000	None	$1-10,000	$1-10,000	$1-10,000

[1]

Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

Trustee	Calamos Growth and Income Fund	Calamos Hedged Equity Income Fund	Calamos High Income Fund	Calamos International Growth Fund	Calamos Long/Short Fund

John P. Calamos, Sr.[1]	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Weston W. Marsh	None	None	None	Over $100,000	None

John E. Neal	Over $100,000	None	None	None	None

William R. Rybak	$10,001-$50,000	None	$10,001-$50,000	None	None

Stephen B. Timbers	Over $100,000	None	Over $100,000	Over $100,000	None

David D. Tripple	$1-10,000	None	$1-10,000	$1-10,000	$10,001- 50,000

Trustee	Calamos Market Neutral Income Fund	Calamos Mid Cap Growth Fund	Calamos Opportunistic Value Fund	Calamos Total Return Bond Fund	Calamos Growth and Income Portfolio

John P. Calamos, Sr.[1]	Over $100,000	None	Over $100,000	Over $100,000	None

Weston W. Marsh	None	None	Over $100,000	None	None

John E. Neal	Over $100,000	None	None	None	None

William R. Rybak	$10,001-$50,000	None	$10,001-$50,000	None	None

Stephen B. Timbers	None	None	None	Over $100,000	None

David D. Tripple	Over $100,000	$1-10,000	$1-10,000	$1-10,000	None

Trustee	Aggregate Dollar Range of Shares of All Funds in the Fund Complex

John P. Calamos, Sr.[1]	Over $	100,000

Weston W. Marsh	Over $	100,000

John E. Neal	Over $	100,000

William R. Rybak	Over $	100,000

Stephen B. Timbers	Over $	100,000

David D. Tripple	Over $	100,000

At March 31, 2015, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of each class of the Funds (and percentage of outstanding shares of that class) as follows:2

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held

Calamos Convertible Fund	A	David D. Tripple	288	*

		William R. Rybak	2,096.638	*

		Trustees and Officers as a Group	2,384.638	*

	I	Stephen B. Timbers	22,138	*

		Weston W. Marsh	35,908.777	*

		John P. Calamos, Sr.	7,836.75	*

		Trustees and Officers as a Group	84,959.997	*

	R	John P. Calamos, Sr.	8,755.07	6.9%

		Trustees and Officers as a Group	8,755.07	6.9%

Calamos Discovery Growth Fund	A	John P. Calamos, Sr.	1,289,927.31	56.9%

		Trustees and Officers as a Group	1,289,927.31	56.9%

	B	John P. Calamos, Sr.	128,330.78	95.6%

		Trustees and Officers as a Group	128,330.78	95.6%

	C	David D. Tripple	330	*

		John P. Calamos, Sr.	130,554.13	65.1%

		Trustees and Officers as a Group	130,884.13	65.3%

	I	John E. Neal	22,600	2.8%

		John P. Calamos, Sr.	500,932.7	62.8%

		Trustees and Officers as a Group	532,846.712	66.8%

	R	John P. Calamos, Sr.	127,740.59	90.2%

		Trustees and Officers as a Group	127,740.59	90.2%

[2]	Share classes not set forth on the table are not beneficially owned by any trustee or officer of the Funds.

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held

Calamos Dividend Growth Fund	A	David D. Tripple	477	*

		John P. Calamos, Sr.	194,705.7	8.4%

		Trustees and Officers as a Group	195,182.7	8.5%

	C	John P. Calamos, Sr.	10,402.99	18%

		Trustees and Officers as a Group	10,402.99	18%

	I	John P. Calamos, Sr.	262,132.49	40.1%

		Trustees and Officers as a Group	275,286.49	42.2%

	R	John P. Calamos, Sr.	10,443.57	100%

		Trustees and Officers as a Group	10,443.57	100%

Calamos Emerging Market Equity Fund	A	David D. Tripple	569	*

		John P. Calamos, Sr.	492,998.67	58.3%

		Trustees and Officers as a Group	493,567.67	58.4%

	C	John P. Calamos, Sr.	10,000	31%

		Trustees and Officers as a Group	10,000	31%

	I	John P. Calamos, Sr.	924,790.1	95%

		Trustees and Officers as a Group	924,790.1	95%

	R	John P. Calamos, Sr.	10,016.89	100%

		Trustees and Officers as a Group	10,016.89	100%

Calamos Evolving World Growth Fund	B	John P. Calamos, Sr.	31,821.73	71.5%

		Trustees and Officers as a Group	31,821.73	71.5%

	C	David D. Tripple	739	*

		Trustees and Officers as a Group	739	*

	I	John P. Calamos, Sr.	885,084.74	2.9%

		Trustees and Officers as a Group	895,292.65	3%

	R	John P. Calamos, Sr.	17,395.07	12.2%

		Trustees and Officers as a Group	17,395.07	12.2%

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held

Calamos Focus Growth Fund	A	David D. Tripple	263	*

		William R. Rybak	2,321.019	*

		John P. Calamos, Sr	234,413.51	22%

		Trustees and Officers as a Group	236,997.529	22.2%

	I	Weston W. Marsh	35,734.826	2%

		John P. Calamos, Sr.	1,461,221.14	82.3%

		Trustees and Officers as a Group	1,504,247.866	84.8%

	R	John P. Calamos, Sr.	9,318.92	70.2%

		Trustees and Officers as a Group	9,318.92	70.2%

Calamos Global Convertible Fund	A	John P. Calamos, Sr.	240,000	64.8%

		Trustees and Officers as a Group	240,000	64.8%

	C	John P. Calamos, Sr.	10,000	42.3%

		Trustees and Officers as a Group	10,000	42.3%

	I	John P. Calamos, Sr.	240,000	75.1%

		Trustees and Officers as a Group	240,000	75.1%

	R	John P. Calamos, Sr.	10,000	100%

		Trustees and Officers as a Group	10,000	100%

Calamos Global Equity Fund	B	John P. Calamos, Sr.	29,651.21	*

		Trustees and Officers as a Group	29,651.21	*

	C	David D. Tripple	391	*

		Trustees and Officers as a Group	391	*

	I	John E. Neal	12,205	*

		John P. Calamos, Sr.	1,354,823.65	18.2%

		Trustees and Officers as a Group	1,371,019.08	18.4%

	R	John P. Calamos, Sr.	15,695.43	2.6%

		Trustees and Officers as a Group	15,695.43	2.6%

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held

Calamos Global Growth and Income Fund	A	David D. Tripple	493	*

		William R. Rybak	4680.125	*

		Trustees and Officers as a Group	5,173.125	*

	I	John P. Calamos, Sr.	5,007,466.91	28.5%

		Trustees and Officers as a Group	5,009,676.131	28.5%

	R	John P. Calamos, Sr.	16,011.6	8.5%

		Trustees and Officers as a Group	16,011.6	8.5%

Calamos Growth Fund	A	David D. Tripple	106	*

		William R. Rybak	968.407	*

		Trustees and Officers as a Group	1,074.407	*

	I	John E. Neal	7,895	*

		Stephen B. Timbers	28,295	*

		John P. Calamos, Sr.	540,115.46	4%

		Trustees and Officers as a Group	583,621.167	4.3%

	R	John P. Calamos, Sr.	4,032.53	1.6%

		Trustees and Officers as a Group	4,032.53	1.6%

Calamos Growth and Income Fund	A	David D. Tripple	160	*

		William R. Rybak	1,262.96	*

		Trustees and Officers as a Group	1,422.96	*

	I	John E. Neal	12,509	*

		Stephen B. Timbers	11,205	*

		John P. Calamos, Sr.	298,451.3	1.5%

		Trustees and Officers as a Group	326,118.828	1.6%

	R	John P. Calamos, Sr.	4,938.94	*

		Trustees and Officers as a Group	4,938.94	*

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held

Calamos Hedged Equity Income Fund	A	John P. Calamos, Sr.	490,000	89.3%

		Trustees and Officers as a Group	490,000	89.3%

	C	John P. Calamos, Sr.	10,000	100%

		Trustees and Officers as a Group	10,000	100%

	I	John P. Calamos, Sr.	490,000	92.3%

		Trustees and Officers as a Group	490,00	92.3%

	R	John P. Calamos, Sr.	10,000	100%

		Trustees and Officers as a Group	10,000	100%

Calamos High Income Fund	A	David D. Tripple	584	*

		William R. Rybak	4,079.921	*

		John P. Calamos, Sr.	1,057,027.44	10.5%

		Trustees and Officers as a Group	1,061,691.361	10.6%

	I	Stephen B. Timbers	25,390	*

		Trustees and Officers as a Group	41,609.84	1.5%

	R	John P. Calamos, Sr.	16,489.79	95.6%

		Trustees and Officers as a Group	16,489.79	95.6%

Calamos International Growth Fund	C	David D. Tripple	291	*

		Trustees and Officers as a Group	291	*

	I	Stephen B. Timbers	13,842	*

		Weston W. Marsh	11,505.381	*

		John P. Calamos, Sr.	2,642,156.53	12.5%

		Trustees and Officers as a Group	2,685,762.621	12.7%

	R	John P. Calamos, Sr.	8,352.28	*

		Trustees and Officers as a Group	8,352.28	*

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held

Calamos Long/Short Fund	A	David D. Tripple	937	*

		John P. Calamos, Sr.	244,943.53	7.3%

		Trustees and Officers as a Group	245,880.53	7.4%

	C	John P. Calamos, Sr.	10,196.66	1.7%

		Trustees and Officers as a Group	10,196.66	1.7%

	I	John P. Calamos, Sr.	1,279,889.26	23.6%

		Trustees and Officers as a Group	1,287,554.69	23.8%

	R	John P. Calamos, Sr.	10,198.57	100%

		Trustees and Officers as a Group	10,198.57	100%

Calamos Market Neutral Income Fund	A	David D. Tripple	9,668	*

		William R. Rybak	1,110.239	*

		Trustees and Officers as a Group	10,778.239	*

	I	John E. Neal	23,836	*

		John P. Calamos, Sr.	507,579.85	*

		Trustees and Officers as a Group	565,262.81	*

	R	John P. Calamos, Sr.	9,688.93	1.6%

		Trustees and Officers as a Group	9,688.93	1.6%

Calamos Mid Cap Growth Fund	A	David D. Tripple	443	*

		John P. Calamos, Sr.	240,695.19	9%

		Trustees and Officers as a Group	241,138.19	9%

	C	John P. Calamos, Sr.	10,000.75	15.7%

		Trustees and Officers as a Group	10,000.75	15.7%

	I	John P. Calamos, Sr.	239,430.44	33%

		Trustees and Officers as a Group	252,566.3	34.8%

	R	John P. Calamos, Sr.	10,000.75	100%

		Trustees and Officers as a Group	10,000.75	100%

Fund	Class	Name of Trustee (or Trustees and Officers As a Group)	Shares Held	Percentage of Class Held

Calamos Opportunistic Value Fund	A	David D. Tripple	685	*

		William R. Rybak	2,502.194	*

		John P. Calamos, Sr.	642,748.52	19.5%

		Trustees and Officers as a Group	645,935.714	19.6%

	I	Weston W. Marsh	146,037.856	9.4%

		John P. Calamos, Sr.	420,589.81	27.1%

		Trustees and Officers as a Group	577,343.846	37.2%

	R	John P. Calamos, Sr.	9,680.33	87.9%

		Trustees and Officers as a Group	9,680.33	87.9%

Calamos Total Return Bond Fund	B	John P. Calamos, Sr.	34,256.71	24.8%

		Trustees and Officers as a Group	34,256.71	24.8%

	C	David D. Tripple	447	*

		Trustees and Officers as a Group	447	*

	I	Stephen B. Timbers	16,130	1.2%

		John P. Calamos, Sr.	756,351.78	57.3%

		Trustees and Officers as a Group	772,755.942	58.5%

*	Indicates less than 1%.

At the record date, the following persons were known to own beneficially more than 5% of the outstanding securities of a class of each of the following Funds:

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

Calamos Convertible Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	5,592,423.9940	22.13%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	4,050,843.1130	16.03%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97HC5 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	2,629,412.4950	10.41%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	2,039,474.1660	8.07%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,522,943.5480	6.03%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	1,375,571.1600	5.44%

		TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha NE 68103-2226	1,322,085.0260	5.23%

	B	Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97HC5 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	102,692.7200	31.06%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	36,776.6240	11.12%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	33,440.5750	10.11%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	25,229.3280	7.63%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	24,190.9550	7.32%

		Charles Schwab & Co Inc Special Custody Acct For Bear Stearns Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	17,152.0890	5.19%

	C	Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97G09 4800 Deer Lake Dr E 2nd Floor Jacksonville FL 32246-6484	4,052,771.8050	24.07%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,451,977.4060	20.50%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	1,943,409.0930	11.54%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	1,677,532.1940	9.96%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	1,415,843.9450	8.41%

		Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	1,132,237.6520	6.73%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6,645,173.6460	21.99%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	4,883,483.1010	16.16%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	4,238,505.3940	14.02%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	2,673,361.3830	8.85%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,143,622.7220	7.09%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	2,139,522.5160	7.08%

	R	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	37,467.4570	23.16%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	16,606.8680	10.27%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		PIMS/Prudential Retirement As Nominee for the TTEE/Cust Pl 765 Acme Monaco Corporation 401 K PO Box 264 Plainville CT 06062-0264	13,186.5130	8.15%

		Counsel Trust DBA MATC FBO Schagrin Gas Company 401 K Profit Sharing Plan & Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	11,820.5480	7.31%

		Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	8,755.0720	5.41%

		Counsel Trust DBA MATC FBO Dims Organizing Print 401 K Profit Sharing Plan & Trust 1251 Waterfront Place Suite 525 Pittsburgh PA 15222-4228	8,676.8470	5.36%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	8,267.5760	5.11%

Calamos Discovery Growth Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,450,493.9880	64.76%

		Calamos Financial Services LLC 2020 Calamos Ct Ofc Naperville IL 60563-2796	383,016.4600	17.10%

	B	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	128,420.9640	96.20%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

	C	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	132,655.5900	66.24%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	13,619.2800	6.80%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	537,512.2970	68.17%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	180,162.1940	22.85%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	127,740.5870	90.21%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	13,864.9190	9.79%

Calamos Dividend Growth Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,245,616.3460	96.67%

	C	LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	21,917.1440	34.98%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	19,793.9900	31.59%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	19,263.1040	30.74%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	424,088.6860	63.66%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	241,961.1520	36.32%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	10,443.5680	100.00%

Calamos Emerging Market Equity Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust 499 Washington Blvd Attn: Mutual Funds Dept 4th Floor Jersey City NJ 07310-2010	493,567.9260	87.15%

		LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	37,977.0750	6.71%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	28,501.9110	5.03%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

	C	National Financial Services LLC For the Exclusive Benefit of Cust 499 Washington Blvd Attn: Mutual Funds Dept 4th Floor Jersey City NJ 07310-2010	11,861.4270	37.16%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	11,137.4380	34.89%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	3,487.8050	10.93%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	3,094.6390	9.69%

	I	National Financial Services LLC For the Exclusive Benefit of Cust 499 Washington Blvd Attn: Mutual Funds Dept 4th Floor Jersey City NJ 07310-2010	927,804.0840	95.22%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	10,016.8910	100.00%

Calamos Evolving World Growth Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	3,200,838.3370	29.71%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	1,392,557.0190	12.93%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	1,209,813.4160	11.23%

		LPL Financial Omnibus customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	755,200.8770	7.01%

	B	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	32,037.9190	73.57%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	2,481.6690	5.70%

	C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	531,815.0220	16.40%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	461,466.5890	14.23%

		Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	445,161.4330	13.73%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	348,237.4290	10.74%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	274,213.0370	8.46%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	269,531.4330	8.31%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	196,516.1240	6.06%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	181,386.0110	5.59%

		RBC Capital Markets Corp FBO Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	163,716.5090	5.05%

	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6,566,417.1710	21.88%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6,065,998.5430	20.21%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	4,087,955.1730	13.62%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	2,798,943.0860	9.32%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,663,611.1550	8.87%

		UBS Financial Services Inc FBO UBS WM USA Omni Account M/F 1000 Harbor Blvd Ste 400 Weehawken NJ 07086-6727	2,264,262.6700	7.54%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	17,395.0710	12.39%

		Ascensus Trust Company FBO Arbor Mgmt Inc Ees’ Retirement/Sa 222931 P O Box 10758 Fargo ND 58106-0758	15,982.0340	11.38%

		State Street Corporation Cust FBO ADP Access 1 Lincoln St Boston MA 02111-2901	11,472.2360	8.17%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	10,018.5090	7.14%

		FIIOC FBO Lori Trost DMD PC Safe Harbor 401(K) Profit Sharing Plan 100 Magellan Way (KWIC) Covington KY 41015-1987	9,088.0440	6.47%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

Calamos Focus Growth Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	393,561.9640	37.18%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	101,829.1070	9.62%

		Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	71,274.2050	6.73%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	64,173.6680	6.06%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	53,704.4470	5.07%

	B	Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	3,958.8510	15.91%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	3,271.8520	13.15%

		RBC Capital Markets Corp FBO Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	2,903.3870	11.67%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	2,469.4820	9.93%

		Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	1,754.1900	7.05%

		American Enterprise Inv SVCS A/C 6111-6561 707 2nd Ave S Minneapolis MN 55402-2405	1,533.8380	6.17%

	C	Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	257,093.7490	28.88%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	129,980.5000	14.60%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	107,369.6880	12.06%

		LPL Financial Omnibus customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	93,493.3870	10.50%

		Stifel Nicolaus & Co Inc Exclusive Benefit of Customers 501 North Broadway St Louis MO 63102-2188	67,090.9320	7.54%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	59,629.5560	6.70%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,462,645.8830	83.69%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	9,318.9220	69.63%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	3,711.5660	27.73%

Calamos Global Convertible Fund	A	TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha NE 68103-2226	394,090.7980	47.17%

		Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	240,000.0000	28.72%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1901	117,175.6110	14.02%

	C	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 4 Jersey City NJ 07310-2010	12,572.5340	40.08%

		Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	10,000.0000	31.88%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Stifel Nicolaus & Co Inc Exclusive Benefit of Customers 501 North Broadway St Louis MO 63102-2188	2,868.0680	9.14%

		Oppenheimer & Co Inc Custodian FBO Debra L Valasek RLVR IRA 9475 Holly Road — Suite 200 Grand Blanc MI 48439	2,392.3440	7.63%

	I	TD Ameritrade Inc For the Exclusive Benefit of Our Client PO Box 2226 Omaha NE 68103-2226	1,258,710.8370	78.12%

		Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	240,000.0000	14.90%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	10,000.0000	100.00%

Calamos Global Equity Fund	A	UMB Bank NA Fiduciary For Various Retirement Programs 1 Sw Security Benefit Pl Topeka KS 66636-1000	2,231,106.5060	39.68%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	496,982.2850	8.84%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	478,533.0160	8.51%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	304,174.8210	5.41%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

	B	LPL Financial Omnibus customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	5,163.0310	9.58%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	4,002.5830	7.43%

		US Bank NA Cust Robert F Shadel SEP IRA 2020 Calamos Ct Naperville IL 60563-2787	3,901.2620	7.24%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	2,958.5430	5.49%

	C	Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	399,817.2950	20.98%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	288,202.3160	15.12%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	269,023.7380	14.11%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	187,798.7270	9.85%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	171,588.7150	9.00%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	141,204.3270	7.41%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,377,235.0400	32.43%

		Wells Fargo Bank NA FBO Mmic — Calamos 23880111 PO Box 1533 Minneapolis MN 55480-1533	996,582.4480	13.60%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	383,725.3200	5.24%

	R	Hartford Life Insurance Company Concentration Account Cust Attn: Uit Operations PO Box 2999 Hartford CT 06104-2999	356,329.2280	59.20%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	75,650.2480	12.57%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

Calamos Global Growth & Income Fund	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	1,826,357.3330	13.07%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,714,277.0900	12.27%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	1,311,840.7970	9.39%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97KT2 4800 Deer Lake Dr E 2nd Floor Jacksonville FL 32246-6484	1,207,823.4300	8.64%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,079,470.8620	7.72%

		Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	947,384.4680	6.78%

		Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	883,592.5960	6.32%

	B	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	108,950.3810	31.44%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	39,363.9420	11.36%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97HC5 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	30,708.5230	8.86%

		Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	21,790.7670	6.29%

	C	Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97KT3 4800 Deer Lake Dr E 2nd Floor Jacksonville FL 32246-6484	3,036,593.8190	18.63%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	2,646,845.1600	16.24%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	2,519,393.4000	15.46%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	1,645,471.3390	10.10%

		Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	1,624,942.8520	9.97%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	1,501,353.7750	9.21%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	5,833,196.8930	33.88%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	2,236,413.0920	12.99%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,794,859.8490	10.42%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	1,639,739.6070	9.52%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	1,245,091.6680	7.23%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	1,093,794.2100	6.35%

	R	Ascensus Trust Company FBO Hypower, Inc. 401(K) Retirement Pla 211463 PO Box 10758 Fargo ND 58106-0758	33,273.6430	18.35%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		State Street Bank FBO ADP/MSDW 401(K) Product 1 Lincoln St Boston MA 02111-2901	33,060.4890	18.24%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	32,609.9160	17.99%

		Calamos Investments LLC Attn Corporate Accounting 2020 Calamos CT Naperville IL 60563-2787	16,011.6000	8.83%

		Ascensus Trust Company FBO Michigan City Animal Hospital, PC 4 212090 PO Box 10758 Fargo ND 58106-0758	14,705.4860	8.11%

Calamos Growth Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	5,339,826.7990	14.62%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	4,548,415.3900	12.45%

		First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	3,543,864.1400	9.70%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	2,987,657.8430	8.18%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	2,798,342.4600	7.66%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	2,004,120.7190	5.49%

	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	133,281.4030	20.92%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	75,858.2160	11.90%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	62,933.1210	9.88%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97HC5 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	54,677.6800	8.58%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	53,374.5780	8.38%

	C	Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97B60 4800 Deer Lake Dr E 2nd Floor Jacksonville FL 32246-6484	4,798,046.2140	18.79%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	4,692,578.9500	18.38%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	3,792,192.3710	14.85%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	2,541,265.6950	9.95%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd FL 9 Jersey City NJ 07310-2055	2,176,525.6240	8.52%

		Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	1,644,978.1090	6.44%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,405,179.5680	5.50%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	4,358,858.8620	33.13%

		First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	2,326,019.4380	17.68%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	1,850,966.0480	14.07%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,409,261.6950	10.71%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	1,114,070.3170	8.47%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	915,817.6400	6.96%

	R	State Street Corporation Cust FBO ADP Access 1 Lincoln St Boston MA 02111-2901	71,042.5490	29.88%

		Dcgt as Ttee and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	20,956.3570	8.82%

		State Street Bank FBO ADP/MSDW 401(K) Product 1 Lincoln St Boston MA 02111-2901	13,626.3140	5.73%

Calamos Growth and Income Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	4,493,567.4990	12.13%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	4,408,245.6470	11.90%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,126,254.1370	8.44%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	3,120,449.9300	8.42%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97HC4 4800 Deer Lake Dr E 2nd Floor Jacksonville FL 32246-6484	2,888,868.5050	7.80%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	2,265,620.7080	6.11%

	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	69,701.0020	20.81%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97HC5 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	38,767.8260	11.57%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	34,148.3720	10.20%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	28,971.4800	8.65%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	22,760.3220	6.80%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

	C	Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97KS6 4800 Deer Lake Dr E 2nd Floor Jacksonville FL 32246-6484	5,892,510.7210	20.23%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5,648,888.5630	19.39%

		First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	3,593,960.4670	12.34%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	2,620,354.2840	9.00%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	2,569,852.4330	8.82%

		Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	2,265,285.7520	7.78%

	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,699,615.4810	18.85%

		First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St St Louis Mo 63103-2523	3,328,014.7950	16.96%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	3,109,898.3270	15.85%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	2,696,444.8620	13.74%

		Charles Schwab & Co Inc Special Custody A/C FBO Customers 211 Main St San Francisco CA 94105-1905	1,925,299.4530	9.81%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,821,268.6540	9.28%

	R	State Street Corporation Cust FBO ADP Access 1 Lincoln St Boston MA 02111-2901	272,552.6510	52.36%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	43,101.8640	8.28%

Calamos Hedged Equity Income Fund	A	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	490,000.0000	88.22%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	45,799.1160	8.25%

	C	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	10,000.0000	100.00%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

	I	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	490,000.0000	91.28%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 4 Jersey City NJ 07310-2010	44,336.6720	8.26%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	10,000.0000	100.00%

Calamos High Income Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	5,957,019.0840	59.45%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	647,532.1800	6.46%

	B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	30,046.5650	24.35%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	27,910.2700	22.62%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	18,946.2360	15.36%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-9EJB9 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	13,179.7850	10.68%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Charles Schwab & Co Inc Special Custody Acct For Bear Stearns Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	8,316.8240	6.74%

	C	Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-9EJB9 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	531,538.0460	20.38%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	458,941.5310	17.60%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	359,520.0160	13.78%

		Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	214,973.9930	8.24%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	211,685.8710	8.12%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	200,016.6020	7.67%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	160,138.3830	6.14%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	140,088.6070	5.37%

	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	926,960.1680	39.22%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	298,899.8080	12.65%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	249,238.9840	10.55%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	245,816.3470	10.40%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	235,773.7580	9.98%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	195,299.2870	8.26%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	136,117.5280	5.76%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	16,558.2640	95.16%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

Calamos International Growth Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	3,833,657.6020	29.67%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	1,630,489.2340	12.62%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	1,017,806.3770	7.88%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	702,626.7300	5.44%

	B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	13,658.8710	15.13%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	6,341.6690	7.02%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6,199.7670	6.87%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	5,330.3650	5.90%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Charles Schwab & Co Inc Special Custody Acct For Bear Stearns Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	4,771.4270	5.28%

	C	Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	652,388.5760	21.03%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	407,770.2450	13.14%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	353,344.4580	11.39%

		Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	309,339.9530	9.97%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	308,145.9940	9.93%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	176,577.4400	5.69%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	6,524,080.5840	31.55%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	2,199,836.7460	10.64%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	2,046,751.4920	9.90%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	1,895,813.6870	9.17%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	1,705,333.3430	8.25%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,227,272.4190	5.93%

	R	Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	190,932.7120	25.90%

		DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	186,639.3320	25.31%

		State Street Bank FBO ADP/MSDW 401(K) Product 1 Lincoln St Boston MA 02111-2901	55,758.0360	7.56%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		PIMS/Prudential Retirement as Nominee For the TTEE/Cust PL 007 Steven Scott Retirement 5402 Parkdale Dr Ste 200 St Louis Park MN 55416-1610	45,423.7010	6.16%

		Ascensus Trust Company FBO New World Travel Inc Employee 401 216563 PO Box 10758 Fargo ND 58106-0758	41,935.8310	5.69%

Calamos Long/Short Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,319,056.5560	70.96%

		Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Fransisco CA 94105-1905	245,863.3820	7.52%

		LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	178,154.5080	5.45%

	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	192,317.6500	33.15%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	153,723.1630	26.50%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	97,202.0630	16.76%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	51,191.7160	8.83%

		LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	43,020.2010	7.42%

	I	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	2,093,109.8020	39.01%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,393,294.1930	25.97%

		Calamos Asset Management Inc Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2796	1,163,174.3530	21.68%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	347,358.5660	6.47%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	10,198.5700	100.00%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

Calamos Market Neutral Income Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	32,145,750.3200	36.59%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	17,658,267.3940	20.10%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	6,716,052.5860	7.65%

	B	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	53,820.0010	25.47%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97HC5 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	33,639.6900	15.92%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	30,814.6190	14.58%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	28,389.9540	13.43%

		Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	12,786.9310	6.05%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5,244,032.8420	20.63%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97KS6 4800 Deer Lake Dr E 2nd Floor Jacksonville FL 32246-6484	4,759,172.8790	18.72%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	3,485,274.1980	13.71%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	3,461,509.0820	13.62%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	1,838,526.3980	7.23%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,487,324.3130	5.85%

	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	59,430,713.2580	31.79%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	22,217,524.7490	11.89%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	19,784,207.9540	10.58%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97HC6 4800 Deer Lake Dr E 2nd Floor Jacksonville FL 32246-6484	18,843,510.7730	10.08%

		LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	14,567,750.3080	7.79%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	13,099,011.9890	7.01%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	11,020,662.4800	5.90%

	R	DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	138,672.6600	22.18%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	113,343.8200	18.13%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	40,199.6260	6.43%

		LEBCITCO 2 North Broadway Lebanon OH 45036-1789	36,376.8110	5.82%

Calamos Mid Cap Growth Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,462,554.2960	98.09%

	C	LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	44,320.4870	68.90%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	12,986.6470	20.19%

		RBC Capital Markets Corp FBO Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	3,435.4240	5.34%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	413,191.4480	59.14%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	271,609.1740	38.88%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	10,000.7450	100.00%

Calamos Opportunistic Value Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,248,523.4620	70.19%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	188,182.0520	5.87%

	B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	2,771.2320	13.89%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	2,513.8580	12.60%

		US Bank NA Cust David F Bouvier IRA 2020 Calamos Ct Naperville IL 60563-2787	2,157.7470	10.82%

		US Bank NA Cust Danuta Fazzalari IRA 2020 Calamos Ct Naperville IL 60563-2787	1,911.4540	9.58%

		Phil Dean 2020 Calamos Ct Naperville IL 60563-2787	1,374.3980	6.89%

	C	LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	83,556.7510	15.15%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	73,514.5990	13.33%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	55,918.4980	10.14%

		Merrill Lynch For the Sole Benefit of its Customers Attn Fund Admin-97HC6 4800 Deer Lake Dr E 2nd Floor Jacksonville FL 32246-6484	53,549.9180	9.71%

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	52,481.0150	9.51%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	45,264.5140	8.21%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Fund Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	570,732.7730	38.58%

		Charles Schwab Co Reinvest Account 211 Main St San Francisco CA 94105-1905	298,500.8450	20.18%

		Calamos Financial Services FBO Weston W Marsh 2020 Calamos Ct Naperville IL 60563-2787	146,037.8560	9.87%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	132,979.8620	8.99%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	112,165.3390	7.58%

		LPL Financial Omnibus Customer Account Attn Lindsay O Toole 4707 Executive Dr San Diego CA 92121-3091	96,048.5800	6.49%

	R	Calamos Investments LLC Attn Corporate Accounting 2020 Calamos Ct Naperville IL 60563-2787	9,680.3340	87.69%

		Mid Atlantic Trust Company FBO A Spencer McManes Jr PC 401(K) Prof 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	572.1520	5.18%

Calamos Total Return Bond Fund	A	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,356,201.9180	55.46%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	298,162.2270	7.02%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	248,419.8740	5.85%

		Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	232,409.4620	5.47%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

	B	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	41,752.8280	33.30%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	25,535.1780	20.36%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	19,585.5500	15.62%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	8,904.5160	7.10%

		Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	8,734.1260	6.97%

	C	Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	523,583.3520	33.00%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	172,828.3620	10.89%

		First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St St Louis MO 63103-2523	167,985.8170	10.59%

		Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	159,597.8380	10.06%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	144,728.8370	9.12%

		Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg FL 33716-1100	98,084.6600	6.18%

		National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	84,369.5680	5.32%

	I	National Financial Services LLC For the Exclusive Benefit of Cust Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	898,132.6930	72.80%

		UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	138,091.9890	11.19%

		Merrill Lynch For the Sole Benefit of its Customers 4800 Deer Lake Dr E FL 97HC3 Jacksonville FL 32246-6484	64,198.9900	5.20%

	R	Ascensus Trust Company FBO The Reis Group 401 K Savings Plan 208880 PO Box 10758 Fargo ND 58106-0758	14,010.6330	59.43%

Fund	Class	Name and Address of Beneficial Owner	Shares Held	Percentage of Class Held

		Ascensus Trust Company FBO Omni Water Consultants 401k 196537 PO Box 10758 Fargo ND 58106-0758	9,000.5800	38.18%

Calamos Growth & Income Portfolio		Kansas City Life Insurance Co Attn Accounting Operations Variable PO Box 219139 Kansas City MO 64121-9139	1,300,116.203	69.33%

		TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Co 8500 Andrew Carnegie Blvd Mail Code — E3/N6 Charlotte NC 28262-8500	323,653.961	17.26%

		Annuity Investors Life Insurance Company Attn Variable Annuity Dept PO Box 5423 Cincinnati OH 45201-5423	251,416.653	13.41%

To each Trust’s knowledge, no change in control of such Trust has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted.    All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote.    Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

Expenses.    The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Trusts. The Trusts may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Trusts. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Trusts, Calamos

Advisors, the Trusts’ transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Trusts to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

Householding.    The Trusts reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Trusts at 1-800-582-6959 or write to the Trusts at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy.    At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Trusts at the Trusts’ offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum, Voting at the Meeting, and Adjournment.    For any matter that may properly come before the meeting of each Trust, a majority of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted. If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxyholders may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment of the meeting for a Trust will require the vote of a majority of the shares of the Trust represented at the meeting in person or by proxy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committees of each Trust selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm to audit the books and records of that Trust for its fiscal year ended October 31, 2014 or December 31, 2014, as applicable. It is not currently expected that a representative of D&T will be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees.    D&T billed each Trust aggregate fees for professional services rendered with respect to the audits of the Trusts’ annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013

Investment Trust	$388,300	$365,500

Trust	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013

Advisors Trust	$30,300	$30,300

Audit Related Fees.    D&T billed each Trust aggregate fees for assurance and related services that are reasonably related to the performance of the audit of the Trusts’ financial statements and not reported above for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013

Investment Trust	$265,050	$253,300

Trust	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013

Advisors Trust	$25,600	$25,900

Tax Fees.    D&T billed each Trust aggregate fees for professional services for tax compliance, tax advice, tax planning and tax return preparation services for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013

Investment Trust	$0	$0

Trust	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013

Advisors Trust	$0	$0

All Other Fees.    During the past two fiscal years, D&T did not bill either of the Trusts for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.    The charter of the audit committee of each Trust provides that the committee shall pre-approve the engagement of each Trust’s independent accountant to provide audit and non-audit services to the Trust and non-audit services to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the Trust if the engagement relates directly to the operations or financial reporting of the Trust, including the fees and other compensation to be paid to the independent accountants, with certain exceptions. Under the charter, the committee may delegate pre-approval authority to a member of the committee, who must report any pre-approvals to the committee at its next meeting.

All services provided to each Trust described under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved in accordance with the audit committee charter. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required to be pre-approved by the audit committees.

Aggregate Non-Audit Fees.    D&T billed each Trust aggregate fees for non-audit services for the past two fiscal years in the following amounts:

Trust	Fiscal Year Ended October 31, 2014	Fiscal Year Ended October 31, 2013

Investment Trust	$0	$0

Trust	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013

Advisors Trust	$0	$0

Each Trust’s audit committees approved all such non-audit services.

D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $0 and $0 for the fiscal years ended October 31, 2014 and October 31, 2013, respectively, for services rendered. D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $0 and $0 for the fiscal years ended December 31, 2014 and December 31, 2013, respectively, for services rendered.

Each Trust’s audit committee has considered whether D&T’s provision of services (other than audit services to each Trust) to Calamos Advisors and affiliates of Calamos Advisors that provide services to the Trust is compatible with maintaining D&T’s independence in performing audit services.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the assets of each Trust. The custodian is responsible for holding all cash and securities of the Funds, directly or through a book entry system, delivering and receiving payment for securities sold by the Funds, receiving and paying for securities purchased by the Funds, collecting income from investments of the Funds and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by a Fund, payment of dividends or payment of expenses of a Fund.

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for each Fund.

FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Funds. For the services rendered to the Funds, the Funds pay fees based on the total average daily net assets of the Funds and the average daily managed assets of the remaining trusts in the Calamos Fund Complex (“Combined Assets”) at the annual rate of 0.0050% on the first $20 billion of Combined Assets, 0.0040% on the next $10 billion and 0.0030% on the Combined Assets in excess of $30 billion. Each Fund pays its pro-rata share of the fees payable to State Street described below based on its total average daily net assets relative to the Combined Assets.

Pursuant to agreement between the Funds and Calamos Advisors, Calamos Advisors is obligated to provide the following financial accounting services to the Funds: management of expenses and expense payment processing; monitoring of the calculation of expense accrual amounts for any Fund and making of any necessary modifications; coordination of any expense reimbursement calculations and payment; calculation of yields on the Funds in accordance with the SEC’s rules and regulations; calculation of net investment income dividends and capital gains distributions; calculation, tracking and reporting of tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparation of excise tax and fiscal year distributions schedules; preparation of tax information required for financial statement footnotes; preparation of state and federal income tax returns; preparation of specialized calculations of amortization on convertible securities; preparation of year-end dividend disclosure information; monitoring of trustee deferred compensation plan accruals and valuations; and

preparation of Form 1099 information statements for board members and service providers. For such services, the Funds pay Calamos Advisors a monthly fee at the annual rate of 0.0175% on the first $1 billion of Combined Assets, 0.0150% on the next $1 billion, and 0.0110% on Combined Assets above $2 billion (“financial accounting service fee”). Each Fund pays its pro-rata share of the financial accounting service fee payable to Calamos Advisors based on its total average daily net assets relative to the Combined Assets.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Trusts’ governance committee by mail addressed to the Secretary of the Trust at its principal office at 2020 Calamos Court, Naperville, Illinois 60563-2787. The Secretary will forward any communication received for the governance committee directly to the committee. The Trusts do not have a policy with regard to trustee attendance at special meetings.

SHAREHOLDER PROPOSALS

A shareholder proposal for inclusion in the proxy for any future special meeting of a Trust should be submitted in writing pursuant to Rule 14a-8 of the Exchange Act to the Secretary of the Trust at 2020 Calamos Court, Naperville, Illinois 60563-2787. Any such proposal must be received by us a reasonable time before we print and send proxy materials.

Copies of a Trust’s bylaws are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Trusts will also furnish, without charge, a copy of their bylaws to a shareholder upon request. Such requests should be directed to the Trusts at 2020 Calamos Court, Naperville, Illinois 60563-2787 or by telephone at 1-800-582-6959.

By Order of the Board of Trustees of each Trust,

/s/    J. Christopher Jackson

J. Christopher Jackson

Secretary

June 3, 2015

Appendix A

Procedures for Shareholder Nomination of Trustee Candidate

A Trust shareholder who wishes to nominate a candidate to a Trust’s board of trustees must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:

•

the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•

a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•

information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trusts, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the governance committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trusts, if elected;

•

a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Funds owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committees in evaluating the candidate.

The governance committees may require the nominating shareholder to furnish other information they may reasonably require or deem necessary to

A-1

verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committees, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the governance committees are not required to consider such candidate.

Unless otherwise specified by the governance committees’ chairman or by legal counsel to the non-interested trustees, the Trusts’ Secretary will promptly forward all shareholder recommendations to the governance committees’ chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committees for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committees are not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committees may dispose of the shareholder recommendation.

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▼    FOLD AND DETACH HERE     ▼

PROXY	CALAMOS ADVISORS TRUST	VOTE TODAY

PROXY FOR SHARES

SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — JULY 16, 2015

The undersigned appoints John P. Calamos, Sr., Nimish S. Bhatt, and J. Christopher Jackson, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of shareholders of CALAMOS ADVISORS TRUST to be held on July 16, 2015 and at any adjournment thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

PROXY TABULATOR
P.O. BOX 9043
SMITHTOWN, NY 11787-9841

▼    FOLD AND DETACH HERE     ▼

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

Please mark your votes as indicated in this example	☒

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

	FOR ALL	WITHHOLD ALL	*FOR ALL EXCEPT
1. Election of trustees:	☐	☐	☐	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Nominees:
01 Virginia G. Breen 02 John P. Calamos Sr. 03 Theresa A. Hamacher 04 John E. Neal 05 William R. Rybak 06 Stephen B. Timbers 07 David D. Tripple

(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

*FOR ALL EXCEPT

Mark Here for
Address Change or Comments SEE REVERSE	☐

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in a representative capacity, sign name and indicate title.

Signature	Signature/Title	Date